SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 27, 2010, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K dated October 26, 2010 (the “Form 8-K”) to report its results of operations and financial condition for the three and nine months ended September 30, 2010.

This Amendment No. 1 to the Form 8-K is being filed solely to correct the following inadvertent errors in the calculation of periodic ratios contained in Exhibit 99.1 – Press release dated October 26, 2010:

IBERIABANK CORPORATION

CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Taxable Equivalent Basis

	For The Quarter Ended
	September 30, 2010	June 30, 2010	September 30, 2009
	Average Yield/Rate (%)	Average Yield/Rate (%)	Average Yield/Rate (%)
ASSETS - Other Earning Assets
Previously Reported	0.19%	0.16%	0.28%
Currently Reported	(0.84%)	(0.05%)	0.24%

	For The Nine Months Ended
	September 30, 2010	September 30, 2009
	Average Yield/Rate (%)	Average Yield/Rate (%)
ASSETS - Other Earning Assets
Previously Reported	0.15%	0.42%
Currently Reported	(0.16%)	0.40%

The changes set forth above are the only portions of the Form 8-K being amended herein. This Amendment No. 1 does not change any other information set forth in the Form 8-K.

Item 2.02	Results of Operations and Financial Condition

On October 26, 2010, the Registrant announced its results of operations for the three and nine-month periods ended September 30, 2010. Copies of the related press release and supplemental materials are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Item 2.02 as part of this Current Report on Form 8-K and are not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 28, 2010	By:	/s/ DARYL G. BYRD
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated October 26, 2010, issued by the Registrant.

99.2	Supplemental Materials to Third Quarter Earnings Conference Call*

*	Previously filed.